Income Taxes	12 Months Ended
Jul. 02, 2011
Income Taxes [Abstract]
Income Taxes
16. INCOME TAXES
Income Tax Provisions
     The income tax provision for each fiscal year consists of the following:

		2010
	2011	(53 Weeks)	2009
		(In thousands)
United States federal income taxes	$569,872	$542,535	$602,595
State and local income taxes	60,081	80,492	87,223
Foreign income taxes	45,471	46,579	25,068

Total	$675,424	$669,606	$714,886

     The current and deferred components of the income tax provisions for each fiscal year are as follows:

		2010
	2011	(53 Weeks)	2009
		(In thousands)
Current	$840,173	$791,120	$1,010,595
Deferred	(164,749)	(121,514)	(295,709)

Total	$675,424	$669,606	$714,886

     The deferred tax provisions result from the effects of net changes during the year in deferred tax assets and liabilities arising from temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.
Internal Revenue Service Settlement
     Sysco's affiliate, Baugh Supply Chain Cooperative (BSCC), was a cooperative taxed under subchapter T of the United States Internal Revenue Code, the operation of which has resulted in a deferral of tax payments. The IRS, in connection with its audits of the company's 2003 through 2006 federal income tax returns, proposed adjustments that would have accelerated amounts that the company had previously deferred and would have resulted in the payment of interest on those deferred amounts. Sysco reached a settlement with the IRS in the first quarter of fiscal 2010 to cease paying U.S. federal taxes related to BSCC on a deferred basis, pay the amounts that were recorded within deferred taxes related to BSCC over a three-year period and make a one-time payment of $41.0 million, of which approximately $39.0 million was non-deductible. The settlement addressed the BSCC deferred tax issue as it related to the IRS audit of the company's 2003 through 2006 federal income tax returns, and settled the matter for all subsequent periods, including the 2007 and 2008 federal income tax returns already under audit. As a result of the settlement, the company agreed to pay the amounts owed in the following schedule:

(In thousands)
Fiscal 2010	$528,000
Fiscal 2011	212,000
Fiscal 2012	212,000
     As noted in the table above, payments related to the settlement were $212.0 million and $528.0 million in fiscal 2011 and fiscal 2010, respectively. Remaining amounts to be paid in 2012 will be paid in connection with the company's quarterly tax payments, two of which fall in the second quarter, one in the third quarter and one in the fourth quarter. The company believes it has access to sufficient cash on hand, cash flows from operations and current access to capital to make payments on all of the amounts noted above. The company had previously accrued interest for a portion of the exposure pertaining to the IRS proposed adjustments and as a result of the settlement with the IRS, Sysco recorded an income tax benefit of approximately $29.0 million in the first quarter of fiscal 2010.
     Sysco's deferred taxes were impacted by the timing of these installment payments. Sysco reclassified amounts due within one year from deferred taxes to accrued income taxes at the beginning of each of fiscal 2011 and 2010. Additionally, beginning in fiscal 2009, the company is not deferring taxes for federal purposes according to its agreement with the IRS.
Deferred Tax Assets and Liabilities
     Significant components of Sysco's deferred tax assets and liabilities are as follows:

	July 2, 2011	July 3, 2010
	(In thousands)
Deferred tax liabilities:
Deferred supply chain distributions	$276,001	$542,424
Excess tax depreciation and basis differences of assets	384,702	288,122
Goodwill and intangible assets	175,747	157,943
Other	35,497	26,032

Total deferred tax liabilities	871,947	1,014,521
Deferred tax assets:
Net operating tax loss carryforwards	35,989	70,439
Benefit on unrecognized tax benefits	23,463	32,790
Pension	162,212	213,398
Share-based compensation	61,978	54,426
Deferred compensation	37,659	39,823
Self-insured liabilities	40,454	40,623
Receivables	52,614	54,511
Inventory	54,853	47,256
Other	56,465	34,836

Total deferred tax assets	525,687	588,102

Valuation allowances	4,046	23,115

Total net deferred tax liabilities	$350,306	$449,534

     The company had state net operating tax loss carryforwards as of July 2, 2011 and state and Canadian net operating tax loss carryforwards as of July 3, 2010. The net operating tax loss carryforwards outstanding as of July 2, 2011 expire in fiscal years 2012 through 2031. There were no valuation allowances recorded for the state tax loss carryforwards as of July 2, 2011 because management believes it is more likely than not that these benefits will be realized based on utilization forecasts. Valuation allowances of $19.8 million were recorded for the state tax loss carryforwards as of July 3, 2010, as management believed that it was more likely than not that a portion of the benefits of these state tax loss carryforwards would not be realized.
Effective Tax Rates
     Reconciliations of the statutory federal income tax rate to the effective income tax rates for each fiscal year are as follows:

	2011	2010	2009
United States statutory federal income tax rate	35.00%	35.00%	35.00%
State and local income taxes, net of any applicable federal income tax benefit	1.96	2.89	2.59
Foreign income taxes	(0.50)	(0.31)	(0.96)
Impact of uncertain tax benefits	0.51	(1.46)	1.75
Impact of adjusting carrying value of corporate-owned life insurance policies to their cash surrender values	(0.61)	(0.45)	0.95
Other	0.60	0.53	1.04

	36.96%	36.20%	40.37%

     The effective tax rate of 36.96% for fiscal 2011 was favorably impacted primarily by two items. First, the company recorded a tax benefit of approximately $17.0 million for the reversal of valuation allowances previously recorded on state net operating loss carryforwards. Second, the company adjusted the carrying values of the company's COLI policies to their cash surrender values. The gain of $28.2 million recorded in fiscal 2011 was primarily non-taxable for income tax purposes, and had the impact of decreasing income tax expense for the period by $11.1 million. Partially offsetting these favorable impacts was the recording of $9.3 million in tax and interest related to various federal, foreign and state uncertain tax positions.
     The effective tax rate of 36.20% for fiscal 2010 was favorably impacted primarily by two items. First, as discussed above, the company recorded an income tax benefit of approximately $29.0 million resulting from the one-time reversal of previously accrued interest related to the settlement with the IRS. Second, the gain of $21.6 million recorded to adjust the carrying value of COLI policies to their cash surrender values in fiscal 2010 was non-taxable for income tax purposes, and had the impact of decreasing income tax expense for the period by $8.3 million.
     The effective tax rate of 40.37% for fiscal 2009 was unfavorably impacted primarily by two factors. First, the company recorded tax adjustments related to federal and state uncertain tax positions of $31.0 million. Second, the loss of $43.8 million recorded to adjust the carrying value of COLI policies to their cash surrender values in fiscal 2009 was non-deductible for income tax purposes, and had the impact of increasing income tax expense for the period by $16.8 million. The effective tax rate for fiscal 2009 was favorably impacted by the reversal of valuation allowances of $7.8 million previously recorded on Canadian net operating loss deferred tax assets.
Uncertain Tax Positions
     A reconciliation of the beginning and ending amount of gross unrecognized tax benefits, excluding interest and penalties, is as follows:

	2011	2010
	(In thousands)
Unrecognized tax benefits at beginning of year	$89,851	$92,145
Additions for tax positions related to prior years	21,099	2,796
Reductions for tax positions related to prior years	(11,955)	(8,645)
Additions for tax positions related to the current year	—	19,595
Reductions for tax positions related to the current year	—	—
Reductions due to settlements with taxing authorities	(25,294)	(15,608)
Reductions due to lapse of applicable statute of limitations	(1,610)	(432)

Unrecognized tax benefits at end of year	$72,091	$89,851

     As of July 2, 2011, $15.9 million of the gross liability for unrecognized tax benefits was netted within prepaid income taxes relating to a payment that occurred during fiscal 2011; however, the liability is considered outstanding until the matters have been settled with the respective jurisdiction. As of July 2, 2011, the gross amount of liability for accrued interest and penalties related to unrecognized tax benefits was $33.2 million, of which $8.7 million was netted within prepaid income taxes relating to a payment that occurred during fiscal 2011; however, the liability is considered outstanding until the matters have been settled with the respective jurisdiction. The expense recorded for interest and penalties related to unrecognized tax benefits in fiscal 2011 was $7.2 million.
     As of July 3, 2010, $15.9 million of the gross liability for unrecognized tax benefits was netted within prepaid income taxes as payment was expected to occur during fiscal 2011. As of July 3, 2010, the gross amount of liability for accrued interest and penalties related to unrecognized tax benefits was $40.6 million, of which $8.7 million was netted within prepaid income taxes as payment was expected to occur during fiscal 2011. The expense recorded for interest and penalties related to unrecognized tax benefits in fiscal 2010 was $12.0 million.
     If Sysco were to recognize all unrecognized tax benefits recorded as of July 2, 2011, approximately $40.1 million of the $72.1 million reserve would reduce the effective tax rate. It is reasonably possible that the amount of the unrecognized tax benefits with respect to certain of the company's unrecognized tax positions will increase or decrease in the next twelve months either because Sysco's positions are sustained on audit or because the company agrees to their disallowance. Items that may cause changes to unrecognized tax benefits primarily include the consideration of various filing requirements in various states and the allocation of income and expense between tax jurisdictions. In addition, the amount of unrecognized tax benefits recognized within the next twelve months may decrease due to the expiration of the statute of limitations for certain years in various jurisdictions; however, it is possible that a jurisdiction may open an audit on one of these years prior to the statute of limitations expiring. At this time, an estimate of the range of the reasonably possible change cannot be made.
     The IRS is auditing Sysco's 2009 and 2010 federal income tax returns. As of July 2, 2011, Sysco's tax returns in the majority of the state and local jurisdictions and Canada are no longer subject to audit for the years before 2006. However, some jurisdictions have audits open prior to 2006, with the earliest dating back to 2002. Certain tax jurisdictions require partial to full payment on audit assessments in order to proceed to the appeals process. Although the outcome of tax audits is generally uncertain, the company believes that adequate amounts of tax, including interest and penalties, have been accrued for any adjustments that may result from those open years.
Other
     Undistributed income of certain consolidated foreign subsidiaries at July 2, 2011 amounted to $544.0 million for which no deferred U.S. income tax provision has been recorded because Sysco intends to permanently reinvest such income in those foreign operations. An estimate of any U.S. taxes or foreign withholding taxes that may be applicable upon actual or deemed repatriation is not practical.